                                                                   EXHIBIT 10.11

                            AMENDMENT NUMBER TWO TO
                   AMENDED AND RESTATED MANAGEMENT AGREEMENT


          AMENDMENT NUMBER TWO, dated as of March 29, 1996, to the Amended and Restated Management Agreement, dated as of September 29, 1995 and as amended as of October 31, 1995 (the "Management Agreement"), between Charter Communications Entertainment I, L.P., a Delaware limited partnership, and Charter Communications, Inc., a Delaware corporation.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Section 4.1(a) of the Management Agreement is hereby replaced in its entirety with the following:

     "(a)  General.  As compensation to the Manager for the management and
           -------
operation of the Cable Systems, the Company shall pay to the Manager an aggregate fee (the "Base Management Fee") equal to $4,665,000 per Fiscal Year, payable quarterly in arrears. In the event the Company acquires Cable Systems after the Closing Date, the Company and the Manager shall negotiate in good faith to effect a mutually acceptable increase to the Base Management Fee to reflect such acquisitions."

          2. Schedule 1 to the Management Agreement is hereby replaced in its entirety with Schedule 1 attached hereto.

          3. Schedule 2 to the Management Agreement is hereby replaced in its entirety with Schedule 2 attached hereto.

          4. Except as specifically amended hereby, the Management Agreement remains in full force and effect.

          5. This Amendment Number Two may be executed in two counterparts, both of which shall be deemed to be an original and which together shall constitute one and the same instrument.

                              IN WITNESS WHEREOF, the undersigned have executed
this Amendment Number Two as of the date first above written.


                              CHARTER COMMUNICATIONS
                              ENTERTAINMENT I, L.P.


                              By:  CCA Acquisition Corp.,
                                      its general partner



                              By: /s/ Jerald L. Kent
                                 ______________________________________________
                                    Name:
                                    Title:


                              CHARTER COMMUNICATIONS, INC.



                              By: /s/ Jerald L. Kent
                                 ______________________________________________
                                    Name:
                                    Title:

                                   Schedule 2
                                   ----------

                                 Projected OCF
                                 -------------


                  Final year            Projected
              Ended December 31           OCF
         ---------------------------  ------------
                    1996              $ 65,111,589
                    1997              $ 74,620,519
                    1998              $ 82,842,070
                    1999              $ 91,523,401
                    2000              $100,506,900
                    2001              $109,937,267
                    2002              $120,092,309
                    2003              $131,000,409

CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.

     City/County             Legal Entity

CONNECTICUT (2)

Northeast Connecticut           CCE I
Western Connecticut             CCE I

ILLINOIS (25)

Alhambra                        CCE I
Caseyville                      CCE I
Collinsville                    CCE I
Columbia                        CCE I
Dupo                            CCE I
Edwardsville                    CCE I
Glen Carbon                     CCE I
Granite City                    CCE I
Hamel                           CCE I
Highland                        CCE I
Madison                         CCE I
Madison County                  CCE I
Marine                          CCE I
Maryville                       CCE I
Millstadt                       CCE I
Monroe County                   CCE I
New Douglas                     CCE I
Pontoon Beach                   CCE I
Sorento                         CCE I
St. Clair County                CCE I
St. Jacob                       CCE I
Troy                            CCE I
Venice                          CCE I
Waterloo                        CCE I
Worden                          CCE I

MASSACHUSETTS (16)

Barre                           CCE I
Berlin                          CCE I
Brimfield                       CCE I
Douglas                         CCE I
Dunstable                       CCE I
Groton                          CCE I
Harvard                         CCE I
Hubbardston                     CCE I
Millville                       CCE I
Oakham                          CCE I

Pepperell                       CCE I
Rutland                         CCE I
Sutton                          CCE I
Uxbridge                        CCE I
Wales                           CCE I
Westport                        CCE I

NEW HAMPSHIRE (2)

Brookline                       CCE I
Hollis                          CCE I

MISSOURI (73)

Ballwin                         CCE I
Ballwin (UVC)                   CCE I
Bella Villa                     CCE I
Black Jack                      CCE I
Bonne Terre                     CCE I
Bowling Green                   CCE I
Bridgeton                       CCE I
Charlack                        CCE I
Chesterfield                    CCE I
Clarkson Valley                 CCE I
Country Life Acres              CCE I
Crestwood                       CCE I
Creve Coeur I                   CCE I
Creve Coeur II                  CCE I
Crystal Lake Park               CCE I
Des Peres                       CCE I
Desloge                         CCE I
Ellisville                      CCE I
Eureka                          CCE I
Fenton                          CCE I
Florissant                      CCE I
Frontenac                       CCE I
Glendale                        CCE I
Grantwood Village               CCE I
Green Park                      CCE I
Hanley Hills                    CCE I
Hazelwood                       CCE I
Huntleigh                       CCE I
Kirkwood                        CCE I
Ladue                           CCE I
Lakeshire                       CCE I
Leadington                      CCE I
Leadwood                        CCE I
Lincoln County                  CCE I
Mackenzie                       CCE I

Manchester I                       CCE I
Manchester II                      CCE I
Marlborough                        CCE I
Moscow Mills                       CCE I
Oakland                            CCE I
Olivette                           CCE I
Park Hills                         CCE I
Peerless Park                      CCE I
Pike County                        CCE I
Richmond Heights                   CCE I
Rock Hill                          CCE I
Shrewsbury                         CCE I
St. George                         CCE I
St. John                           CCE I
St. Louis County-Area A            CCE I
St. Louis County-Area D            CCE I
St. Louis County-Area E            CCE I
St. Louis County (UVC)             CCE I
Sunset Hills                       CCE I
Sycamore Hills                     CCE I
Town & Country                     CCE I
Town & Country (UVC)               CCE I
Troy                               CCE I
Truesdale                          CCE I
Twin Oaks                          CCE I
Valley Park                        CCE I
Vinita Park                        CCE I
Warren County                      CCE I
Warrenton                          CCE I
Warson Woods                       CCE I
Webster Groves                     CCE I
Westwood                           CCE I
Wilbur Park                        CCE I
Wildwood                           CCE I
Wildwood (UVC)                     CCE I
Winchester                         CCE I
Woodson Terrace                    CCE I
Wright City                        CCE I



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